HarborView Mortgage Pass-Through Certificates

Series 2004-5

Preliminary Marketing Materials

$[437,769,000] (Approximate)

Lead Underwriter

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Preliminary Term Sheet

Date Prepared: May 11, 2004

HarborView Mortgage Pass-Through Certificates, Series 2004-5

$[437,769,000] (Approximate, Subject to +/- 10% Variance)

Publicly Offered Certificates

		WAL (Yrs)	Pmt Window (Mths)
	Principal Amount	WAVG Roll or	WAVG Roll or	Interest		Expected Ratings
Class	(Approx.) (1)	Call/ Mat(2)	Call/ Mat(2)	Rate Type	Tranche Type	S&P/Moody’s
1-A	$163,986,000	Not Marketed Hereby		Variable	Senior	[AAA/Aaa]
2-A-1	$72,900,000	0.50/ 0.50	1-13/ 1-13	Fixed(3)	Senior	[AAA/Aaa]
2-A-2	$28,000,000	1.25/ 1.25	13-18/13-18	Fixed(3)	Senior	[AAA/Aaa]
2-A-3	$55,000,000	2.00/ 2.00	18-31/18-31	Variable(4)	Senior	[AAA/Aaa]
2-A-4	$37,500,000	3.00/ 3.00	31-42/31-42	Variable(4)	Senior	[AAA/Aaa]
2-A-5	$38,100,000	4.15/ 4.15	42-59/42-59	Variable(4)	Senior	[AAA/Aaa]
2-A-6	$105,015,000	4.89/ 8.81	59-59/59-360	Variable(4)	Senior	[AAA/Aaa]
3-A	$77,515,000	3.38/ 4.13	1-83/ 1-359	Variable(4)	Senior	[AAA/Aaa]
X	$100,900,000			Variable	Senior/ IO	[AAA/Aaa]
		Not Marketed Hereby
A-R	$100			Variable	Senior/Residual	[AAA/Aaa]
B-1	$11,261,000	4.66/ 7.18	1-61/ 1-360	Variable(5)	Subordinate	[AA/Aa2]
B-2	$7,913,000	4.66/ 7.18	1-61/ 1-360	Variable(5)	Subordinate	[A/A2]
B-3	$4,565,000	4.66/ 7.18	1-61/ 1-360	Variable(5)	Subordinate	[BBB/ Baa2]
B-4	$1,825,000				Subordinate	[BB/NR]
B-5	$1,825,000	Privately Offered Certificates			Subordinate	[B/NR]
B-6	$3,354,367				Subordinate	NR
Total:	$608,759,467

(1)

 Distributions on the Class 1-A and Class 3-A Certificates will be primarily derived from the Group 1 and Group 3 Mortgage Loans, respectively. Distributions on the Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5 and Class 2-A-6 Certificates will be primarily derived from the Group 2 Mortgage Loans (See “Mortgage Loans” herein). Distributions on the Subordinate Certificates (as described herein) will be primarily derived from all Mortgage Loans (as described herein). Class sizes are subject to final collateral pool size and rating agency approval and may increase or decrease by up to 10%.

(2)

WAL and Payment Window for the Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6, Class 3-A, Class B-1, Class B-2 and Class B-3 Certificates are shown to the earlier of (i) Weighted Average Roll Date or (ii) the Optional Call Date and to maturity (as described herein).

(3)

For every Distribution Date on or prior to the Weighted Average Roll Date, the Class 2-A-1 and Class 2-A-2 Certificates will have an interest rate equal to the lesser of (a) the fixed interest rate for the related Certificate and (b) the Net WAC of the Group 2 Mortgage Loans. For every Distribution Date after the Weighted Average Roll Date, the Class 2-A-1 and Class 2-A-2 Certificates will have an interest rate equal to the Net WAC of the Group 2 Mortgage Loans.

(4)

For every Distribution Date, the interest rate for each of the Class 1-A, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6 and Class 3-A Certificates will be equal to the Net WAC Rate of the Mortgage Loans in the related Mortgage Loan Group.

(5)

The Class B-1, Class B-2 and Class B-3 Certificates will have an interest rate equal to the weighted average Net WAC Rate of the Mortgage Loans (weighted on the basis of the related subordinate components).

Depositor:

Greenwich Capital Acceptance, Inc.

Lead Underwriter:

Greenwich Capital Markets, Inc.

Co-Manager:

WaMu Capital Corp.

Master Servicer:

Wells Fargo Bank, National Association.

Servicers:

Countrywide Home Loans Servicing, LP, GMAC Mortgage Corporation, First Republic Bank and Mellon Trust of New England, National Association.

Custodian/Trustee:

 Deutsche Bank National Trust Company and Mellon Trust of New England, National Association.

Rating Agencies:

S&P and Moody’s will rate the Offered Certificates. It is expected that the Certificates will be assigned the credit ratings on page 2 of this Preliminary Term Sheet.

Cut-off Date:

May 1, 2004.

Expected Pricing Date:

May [13], 2004.

Closing Date:

On or about May 27, 2004.

Distribution Date:

The 19th day of each month (or if such day is not a business day, the next succeeding business day), commencing in June 2004.

Certificates:

The “Senior Certificates” will consist of the Class 1-A, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6 and Class 3-A Certificates (collectively the “Class A Certificates”), the Class X Certificates and the Class A-R Certificate. The Class B-1, Class B-2 and Class B-3 Certificates will be referred to herein as the “Senior Subordinate Certificates” and the Class B-4, Class B-5, and Class B-6 Certificates will be referred to herein as the “Junior Subordinate Certificates,” together with the Senior Subordinate Certificates, the “Subordinate Certificates.” The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates.” The Class A Certificates and Senior Subordinate Certificates (the “Offered Certificates”) are being offered publicly.

Accrued Interest:

The price to be paid by investors for the Class 2-A-1 and Class 2-A-2 Certificates will not include accrued interest (settling flat). The price to be paid by investors for the Class 1-A, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6 and Class 3-A Certificates and the Senior Subordinates will include accrued interest from the Cut-off Date up to, but not including, the Closing Date (26 days).

Interest Accrual Period:

The interest accrual period with respect to the Class 2-A-1 and Class 2-A-2 Certificates for a given Distribution Date will begin the 19th day of the month preceding the Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and end on the 18th day prior to such Distribution Date (on a 30/360 basis).  The interest accrual period with respect to the Class 1-A, Class 2-A-3, Class 2-A-4, Class 2-A-5, Class 2-A-6 and Class 3-A Certificates and the Senior Subordinate Certificates for a given Distribution Date will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Registration:

The Offered Certificates will be made available in book-entry form through DTC. It is anticipated that the Offered Certificates will also be made available in book-entry form through Clearstream, Luxembourg and the Euroclear System.

Federal Tax Treatment:

 It is anticipated that the Class A Certificates and Senior Subordinate Certificates will be treated as REMIC regular interests for federal tax income purposes. The Class A-R Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:

The Class A Certificates and Senior Subordinate Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of the Class A Certificates and Senior Subordinate Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Internal Revenue Code or other similar laws. The Class A-R Certificate is not expected to be ERISA eligible.

SMMEA Treatment:

The Senior Certificates and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA. The Class B-2 and Class B-3 Certificates will not constitute “mortgage related securities” for purposes of SMMEA.

Optional Termination:

The terms of the transaction allow for a termination of the Offered Certificates, which may be exercised once the aggregate principal balance of the Mortgage Loans is equal to or less than [10]% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date (the “Optional Call Date”).

Weighted Average Roll Date:

 For structuring the Weighted Average Roll Date with respect to the Group 1, Group 2 and Group 3 Mortgage Loans is assumed to be the Distribution Date in December 2008, April 2009 and April 2011, respectively. The Weighted Average Roll Date for the Mortgage Loans is June 2009.

Pricing Prepayment Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

Collectively, the Group 1 Mortgage Loans, the Group 2 Mortgage Loans and the Group 3 Mortgage Loans will be referred to as the “Mortgage Loans”. The aggregate principal balance of the Mortgage Loans as of the Cut-off Date is approximately $[608,759,468].

Group 1 Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 1 Mortgage Loans described herein is approximately $[172,708,453] (the “Group 1 Mortgage Loans”). The Group 1 Mortgage Loans are non-convertible, conforming balance adjustable rate mortgage loans, all of which adjust based on 6 month LIBOR or 12 month LIBOR and all which have initial rate adjustments primarily occurring approximately 5 years after the date of origination of each mortgage loan. Each of the Group 1 Mortgage Loans has an original term to maturity of 30 years. A portion of the Group 1 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for a term of approximately five or ten years following origination. Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term. The Group 1 Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached preliminary collateral information.

Group 2 Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 2 Mortgage Loans described herein is approximately $[354,413,124] (the “Group 2 Mortgage Loans”). The Group 2 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 6 month LIBOR, 12 month LIBOR or 1 Year CMT and all of which have initial rate adjustments primarily occurring approximately 5 years after the date of origination of each mortgage loan. Each of the Group 2 Mortgage Loans has an original term to maturity of 30 years. A portion of the Group 2 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the first five or ten years. Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term. The Group 2 Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached preliminary collateral information.

Group 3 Mortgage Loans:

As of the Cut-off Date, the aggregate principal balance of the Group 3 Mortgage Loans described herein is approximately $[81,637,891] (the “Group 3 Mortgage Loans”). The Group 3 Mortgage Loans are non-convertible, adjustable rate mortgage loans, all of which adjust based on 1 month LIBOR, 6 month LIBOR, 12 month LIBOR or 1 Year CMT and all of which have initial rate adjustments primarily occurring approximately 7 or 10 years after the date of origination of each mortgage loan. Each of the Group 3 Mortgage Loans has an original term to maturity of 30 years. A portion of the Group 3 Mortgage Loans (see attached preliminary collateral summary) are scheduled to pay interest only for the first three, six or ten years.  Thereafter, each such Mortgage Loan will pay scheduled principal, in addition to interest, in an amount sufficient to fully amortize such Mortgage Loans over its remaining term. The Group 3 Mortgage Loans are secured by first liens on one- to four-family residential properties. See the attached preliminary collateral information.

Credit Enhancement:

Senior/subordinate, shifting interest structure. The credit enhancement information shown below is subject to final rating agency approval.

Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [5.05]% total subordination.

Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [3.20]% total subordination.

Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, initially [1.90]% total subordination.

Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates, initially [1.15]% total subordination.

Shifting Interest:

Until the first Distribution Date occurring after [May 2011], the Subordinate Certificates will be locked out from receipt of unscheduled principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their increasing portions of unscheduled principal.

The prepayment percentages on the Subordinate Certificates are as follows:

Periods:	Unscheduled Principal Payments (%)
[June 2004 – May 2011	0% Pro Rata Share
June 2011 – May 2012	30% Pro Rata Share
June 2012 – May 2013	40% Pro Rata Share
June 2013 – May 2014	60% Pro Rata Share
June 2014 – May 2015	80% Pro Rata Share
June 2015 and after]	100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement) unscheduled principal payments will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled (subject to the performance triggers described in the prospectus supplement), (i) prior to the Distribution Date in June 2007, the Subordinate Certificates will be entitled to only 50% of their pro rata share of unscheduled principal payments or (ii) on or after the Distribution Date in June 2007, the Subordinate Certificates will be entitled to 100% of their pro rata share of unscheduled principal payments.

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the applicable initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all principal prepayments for the Mortgage Loan group, regardless of any prepayment percentages.

Allocation of Realized Losses:

Any realized losses, other than excess losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective class principal balance has been reduced to zero; and second; to the related Senior Certificates (other than the Class X Certificates) until its class principal balance has been reduced to zero.

Excess losses (bankruptcy, special hazard and fraud losses in exc ess of the amounts established by the rating agencies) will be allocated to the related Class A Certificates and the related component of the Subordinate Certificates on a pro rata basis.

Net WAC Rate:

The “Net WAC Rate” for the Mortgage Loans or any Mortgage Loan Group is the weighted average of the Net Mortgage Rates of the related mortgage loans. The “Net Mortgage Rate” with respect to each mortgage loan is equal to the loan rate less the related servicing fee and trust expense fee rate.

Certificates Priority of Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1) Senior Certificates, accrued and unpaid interest, at the related Certificate Interest Rate;

2) Class A-R Certificate, principal, until its balance is reduced to zero;

3) Concurrently to the Class A Certificates:

i)

Class 1-A Certificates until the principal balance thereof has been reduced to zero, from the Group 1 Mortgage Loans;

ii)

Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class 2-A-5 and Class 2-A-6 Certificates, sequentially, in that order, until the principal balance thereof has been reduced to zero, from the Group 2 Mortgage Loans;

iii)

Class 3-A Certificates until the principal balance thereof has been reduced to zero, from the Group 3 Mortgage Loans;

4) In certain limited circumstances described in the prospectus supplement, Senior Certificates from the unrelated Mortgage Loan group, principal to the extent not received from the related Mortgage Loan group;

5) Class B-1 Certificates, accrued and unpaid interest at the Class B-1 Certificate Interest Rate;

6) Class B-1 Certificates, principal allocable to such Class;

7) Class B-2 Certificates, accrued and unpaid interest at the Class B-2 Certificate Interest Rate;

8) Class B-2 Certificates, principal allocable to such Class;

9) Class B-3 Certificates, accrued and unpaid interest at the Class B-3 Certificate Interest Rate;

10) Class B-3 Certificates, principal allocable to such Class;

11) Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and their respective share of principal allocable to such Classes;

12) Class A-R Certificate, any remaining amount.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates.

GCM is acting as an underwriter in connection with the proposed transaction.

	Yield Tables (%)

Class 2-A-1 to Weighted Average Roll Date /Optional Call Date

Flat Price	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
100-00	1.972	1.972	1.972	1.972	1.972
WAL (yr)	0.85	0.68	0.50	0.33	0.24
MDUR (yr)	0.84	0.67	0.50	0.32	0.23
First Prin Pay	1	1	1	1	1
Last Prin Pay	21	17	13	8	6

Class 2-A-1 to Maturity

Flat Price	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
100-00	1.972	1.972	1.972	1.972	1.972
WAL (yr)	0.85	0.68	0.50	0.33	0.24
MDUR (yr)	0.84	0.67	0.50	0.32	0.23
First Prin Pay	1	1	1	1	1
Last Prin Pay	21	17	13	8	6

Class 2-A-2 to Weighted Average Roll Date/Optional Call Date

Flat Price	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
100-00	3.290	3.290	3.290	3.290	3.290
WAL (yr)	2.14	1.70	1.25	0.80	0.56
MDUR (yr)	2.03	1.63	1.21	0.77	0.55
First Prin Pay	21	17	13	8	6
Last Prin Pay	31	24	18	12	8

Class 2-A-2 to Maturity

Flat Price	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
100-00	3.290	3.290	3.290	3.290	3.290
WAL (yr)	2.14	1.70	1.25	0.80	0.56
MDUR (yr)	2.03	1.63	1.21	0.77	0.55
First Prin Pay	21	17	13	8	6
Last Prin Pay	31	24	18	12	8

	Yield Tables (%)

Class 2-A-3 to Weighted Average Roll Date/Optional Call Date

Flat Price	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
99-30+	4.069	4.057	4.036	3.990	3.937
WAL (yr)	3.41	2.71	2.00	1.27	0.90
MDUR (yr)	3.12	2.52	1.88	1.21	0.86
First Prin Pay	31	24	18	12	8
Last Prin Pay	53	42	31	20	14

Class 2-A-3 to Maturity

Flat Price	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
99-30+	4.069	4.057	4.036	3.990	3.937
WAL (yr)	3.41	2.71	2.00	1.27	0.90
MDUR (yr)	3.12	2.52	1.88	1.21	0.86
First Prin Pay	31	24	18	12	8
Last Prin Pay	53	42	31	20	14

Class 2-A-4 to Weighted Average Roll Date/Optional Call Date

Flat Price	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
98-12	4.453	4.509	4.636	4.918	5.241
WAL (yr)	4.80	4.08	3.00	1.90	1.34
MDUR (yr)	4.26	3.67	2.76	1.79	1.27
First Prin Pay	53	42	31	20	14
Last Prin Pay	59	57	42	27	19

Class 2-A-4 to Maturity

Flat Price	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
98-12	4.429	4.509	4.636	4.918	5.241
WAL (yr)	5.10	4.08	3.00	1.90	1.34
MDUR (yr)	4.50	3.67	2.76	1.79	1.27
First Prin Pay	53	42	31	20	14
Last Prin Pay	71	57	42	27	19

	Yield Tables (%)

Class 2-A-5 to Weighted Average Roll Date /Optional Call Date

Flat Price	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
96-23+	4.833	4.834	4.953	5.413	5.933
WAL (yr)	4.89	4.89	4.15	2.59	1.82
MDUR (yr)	4.33	4.32	3.71	2.39	1.70
First Prin Pay	59	57	42	27	19
Last Prin Pay	59	59	59	36	26

Class 2-A-5 to Maturity

Flat Price	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
96-23+	4.621	4.743	4.953	5.413	5.933
WAL (yr)	6.85	5.57	4.15	2.59	1.82
MDUR (yr)	5.82	4.85	3.71	2.39	1.70
First Prin Pay	71	57	42	27	19
Last Prin Pay	95	78	59	36	26

Class 2-A-6 to Weighted Average Roll Date/Optional Call Date

Flat Price	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
96-12+	4.915	4.915	4.915	5.004	5.227
WAL (yr)	4.89	4.89	4.89	4.38	3.45
MDUR (yr)	4.32	4.32	4.32	3.89	3.11
First Prin Pay	59	59	59	36	26
Last Prin Pay	59	59	59	59	54

Class 2-A-6 to Maturity

Flat Price	12% CPR	15% CPR	20% CPR	30% CPR	40% CPR
96-12+	4.402	4.460	4.566	4.810	5.092
WAL (yr)	13.63	11.43	8.81	5.69	3.98
MDUR (yr)	9.90	8.64	7.00	4.82	3.50
First Prin Pay	95	78	59	36	26
Last Prin Pay	360	360	360	360	360

	Yield Tables (%)

Class 3-A to Weighted Average Roll Date/Optional Call Date

Flat Price	12% CPR	15% CPR	20% CPR 30% CPR		40% CPR
97-21	4.848	4.907	5.015	5.298	5.694
WAL (yr)	4.41	3.98	3.38	2.39	1.68
MDUR (yr)	3.79	3.44	2.93	2.12	1.52
First Prin Pay	1	1	1	1	1
Last Prin Pay	83	83	83	76	54

Class 3-A to Maturity

Flat Price	12% CPR	15% CPR	20% CPR 30% CPR		40% CPR
97-21	4.605	4.701	4.863	5.205	5.583
WAL (yr)	6.61	5.45	4.13	2.64	1.85
MDUR (yr)	5.04	4.28	3.37	2.26	1.63
First Prin Pay	1	1	1	1	1
Last Prin Pay	359	359	359	359	359

Class B-1 to Weighted Average Roll Date/Optional Call Date

Flat Price	12% CPR	15% CPR	20% CPR 30% CPR		40% CPR
96-11+	5.207	5.215	5.269	5.384	5.586
WAL (yr)	4.99	4.95	4.66	4.10	3.40
MDUR (yr)	4.35	4.32	4.08	3.62	3.04
First Prin Pay	1	1	1	1	1
Last Prin Pay	61	61	61	61	54

Class B-1 to Maturity

Flat Price	12% CPR	15% CPR	20% CPR 30% CPR		40% CPR
96-11+	4.618	4.720	4.891	5.154	5.395
WAL (yr)	11.19	9.35	7.18	5.13	3.98
MDUR (yr)	8.24	7.13	5.72	4.31	3.45
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

	Yield Tables (%)

Class B -2 to Weighted Average Roll Date /Optional Call Date

Flat Price	12% CPR	15% CPR	20% CPR 30% CPR		40% CPR
95-18	5.398	5.407	5.472	5.612	5.859
WAL (yr)	4.99	4.95	4.66	4.10	3.40
MDUR (yr)	4.35	4.32	4.08	3.61	3.03
First Prin Pay	1	1	1	1	1
Last Prin Pay	61	61	61	61	54

Class B-2 to Maturity

Flat Price	12% CPR	15% CPR	20% CPR 30% CPR		40% CPR
95-18	4.719	4.836	5.036	5.347	5.635
WAL (yr)	11.19	9.35	7.18	5.13	3.98
MDUR (yr)	8.21	7.10	5.70	4.29	3.43
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

Class B -3 to Weighted Average Roll Date /Optional Call Date

Flat Price	12% CPR	15% CPR	20% CPR 30% CPR		40% CPR
94-25+	5.582	5.593	5.669	5.834	6.124
WAL (yr)	4.99	4.95	4.66	4.10	3.40
MDUR (yr)	4.34	4.31	4.07	3.61	3.02
First Prin Pay	1	1	1	1	1
Last Prin Pay	61	61	61	61	54

Class B-3 to Maturity

Flat Price	12% CPR	15% CPR	20% CPR 30% CPR		40% CPR
94-25+	4.817	4.950	5.177	5.534	5.869
WAL (yr)	11.19	9.35	7.18	5.13	3.98
MDUR (yr)	8.18	7.08	5.68	4.28	3.42
First Prin Pay	1	1	1	1	1
Last Prin Pay	360	360	360	360	360

	Total Collateral-Mortgage Loans
	As of Cut-off Date
TOTAL CURRENT BALANCE:	$608,759,468
TOTAL ORIGINAL BALANCE:	$609,289,979
NUMBER OF LOANS:	1,732

			Minimum		Maximum
AVG CURRENT BALANCE:	$351,477.75		$41,839.34		$3,000,000.00
AVG ORIGINAL AMOUNT:	$351,784.05		$42,000.00		$3,000,000.00

WAVG GROSS COUPON:	4.992%		3.125%		7.500%

WAVG GROSS MARGIN:	2.305%		1.875%		3.875%
WAVG MAX INT RATE:	10.126%		8.000%		15.375%
WAVG MIN INT RATE:	2.312%		1.875%		6.625%
WAVG PERIODIC RATE CAP:	2.006%		1.000%		5.000%
WAVG FIRST RATE CAP:	4.713%		1.000%		6.000%

WAVG ORIGINAL LTV:	73.42%		11.76%		95.00%

WAVG FICO SCORE:	725		614		828

WAVG ORIGINAL TERM:	360	months	360	months	360	months
WAVG REMAINING TERM:	358	months	347	months	360	months
WAVG SEASONING:	2	months	0	months	13	months

WAVG NEXT RATE RESET:	61	months	47	months	118	months
WAVG RATE ADJ FREQ:	11	months	1	months	12	months
WAVG FIRST RATE ADJ FREQ:	63	months	60	months	120	months

WAVG PREPAY TERM:	21	months	12	months	60	months
WAVG IO TERM:	71	months	36	months	120	months

TOP STATE CONC (BY BALANCE):	60.01 % California, 3.53 % Washington, 3.32 % New York
PREPAY PENALTY CONC (BY BALANCE):	97.49 % No Prepayment Penalty, 2.51 % Has Prepayment Penalty
INTEREST ONLY CONC (BY BALANCE):	64.93 % IO, 35.07 % Not IO
MAX ZIP CODE CONC (BY BALANCE):	0.68% 94583

NOTE DATE:			Apr 26, 2003		Apr 20, 2004
FIRST PAY DATE:			May 01, 2003		Jun 01, 2004
RATE CHG DATE:			Apr 01, 2008		Mar 01, 2014
MATURE DATE:			Apr 01, 2033		May 01, 2034

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Group:	Mortgage Loans	the Cut-off Date	the Cut-off Date
1	871	172,708,452.84	28.37
2	709	354,413,124.22	58.22
3	152	81,637,890.67	13.41
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product:	Mortgage Loans	the Cut-off Date	the Cut-off Date
5/1 YR LIBOR IO	779	296,475,749.73	48.70
5/1 YR LIBOR	539	174,586,341.60	28.68
5/25 6 MO LIBOR IO	199	40,870,500.74	6.71
7/1 YR LIBOR IO	65	34,430,356.34	5.66
7/1 YR LIBOR	48	22,986,812.37	3.78
5/25 6 MO LIBOR	60	13,804,210.26	2.27
7/1 YR CMT IO	9	10,746,127.00	1.77
7/1 MO LIBOR IO	11	8,171,810.71	1.34
10/1 YR LIBOR IO	4	1,416,400.00	0.23
7/23 6 MO LIBOR IO	8	1,406,933.59	0.23
10/6 MO LIBOR IO	4	1,081,226.23	0.18
7/1 YR CMT	2	1,020,404.23	0.17
5/1 YR CMT	2	708,274.73	0.12
5/1 YR CMT IO	1	676,500.00	0.11
7/23 6 MO LIBOR	1	377,820.20	0.06
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index:	Mortgage Loans	the Cut-off Date	the Cut-off Date
1 YR LIBOR	1,435	529,895,660.04	87.05
6 MO LIBOR	272	57,540,691.02	9.45
1 YR CMT	14	13,151,305.96	2.16
1 MO LIBOR	11	8,171,810.71	1.34
Total	1,732	608,759,467.73	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
Current Balance ($):		Mortgage Loans	the Cut-off Date	the Cut-off Date
41,839.34 -	100,000.00	67	5,687,103.68	0.93
100,000.01 -	150,000.00	218	27,449,886.93	4.51
150,000.01 -	200,000.00	198	34,758,464.65	5.71
200,000.01 -	250,000.00	184	41,539,272.83	6.82
250,000.01 -	300,000.00	144	39,418,167.90	6.48
300,000.01 -	350,000.00	153	50,255,491.84	8.26
350,000.01 -	400,000.00	234	88,531,901.92	14.54
400,000.01 -	450,000.00	120	51,399,812.13	8.44
450,000.01 -	500,000.00	122	58,200,030.01	9.56
500,000.01 -	550,000.00	68	35,814,552.42	5.88
550,000.01 -	600,000.00	58	33,625,571.36	5.52
600,000.01 -	650,000.00	66	41,938,991.83	6.89
650,000.01 -	700,000.00	12	8,127,050.14	1.34
700,000.01 -	800,000.00	19	14,152,991.17	2.32
800,000.01 -	900,000.00	18	15,366,713.31	2.52
900,000.01 - 1,000,000.00		28	27,278,535.95	4.48
1,000,000.01 - 1,250,000.00		7	7,757,700.00	1.27
1,250,000.01 - 1,500,000.00		9	12,462,229.66	2.05
1,500,000.01 - 1,750,000.00		2	3,220,000.00	0.53
1,750,000.01 - 2,000,000.00		2	3,920,000.00	0.64
2,250,000.01 - 2,500,000.00		2	4,855,000.00	0.80
2,750,000.01 - 3,000,000.00		1	3,000,000.00	0.49
Total		1,732	608,759,467.73	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):		Mortgage Loans	the Cut-off Date	the Cut-off Date
3.125 - 3.500		5	2,322,740.97	0.38
3.501 - 4.000		23	11,883,726.32	1.95
4.001 - 4.500		307	151,723,786.34	24.92
4.501 - 5.000		523	222,079,216.26	36.48
5.001 - 5.500		347	96,345,207.00	15.83
5.501 - 6.000		384	90,399,911.18	14.85
6.001 - 6.500		126	28,838,798.62	4.74
6.501 - 7.000		13	3,242,081.04	0.53
7.001 - 7.500		4	1,924,000.00	0.32
Total		1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
1.875 - 2.000	6	2,840,475.87	0.47
2.001 - 2.500	1,589	554,198,075.10	91.04
2.501 - 3.000	118	46,602,956.78	7.66
3.001 - 3.500	12	3,164,765.61	0.52
3.501 - 3.875	7	1,953,194.37	0.32
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
8.000 - 8.000	1	220,000.00	0.04
8.001 - 8.500	3	1,754,740.97	0.29
8.501 - 9.000	36	18,151,543.32	2.98
9.001 - 9.500	264	137,323,962.99	22.56
9.501 - 10.000	468	202,100,544.67	33.20
10.001 - 10.500	308	85,333,686.35	14.02
10.501 - 11.000	408	100,559,054.74	16.52
11.001 - 11.500	166	38,220,649.25	6.28
11.501 - 12.000	38	8,513,281.14	1.40
12.001 - 12.500	11	3,976,414.24	0.65
12.501 - 13.000	15	9,147,409.03	1.50
13.001 - 15.375	14	3,458,181.03	0.57
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
1.875 - 2.000	6	2,840,475.87	0.47
2.001 - 2.500	1,578	549,989,017.93	90.35
2.501 - 3.000	123	49,689,804.95	8.16
3.001 - 3.500	16	3,669,851.61	0.60
3.501 - 4.000	8	2,102,407.37	0.35
5.001 - 6.625	1	467,910.00	0.08
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
None	12	8,707,810.71	1.43
0.501 - 1.000	127	22,228,571.43	3.65
1.501 - 2.000	1,577	563,448,583.59	92.56
2.001 - 2.500	3	6,255,000.00	1.03
2.501 - 3.000	3	541,127.00	0.09
4.501 - 5.000	10	7,578,375.00	1.24
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
None	20	18,917,937.71	3.11
0.501 - 1.000	1	467,910.00	0.08
1.501 - 2.000	281	62,682,717.14	10.30
4.501 - 5.000	1,332	506,246,195.83	83.16
5.501 - 6.000	98	20,444,707.05	3.36
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
360	1,732	608,759,467.73	100.00
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
0	1,694	593,495,085.60	97.49
12	17	9,706,825.00	1.59
36	20	5,457,557.13	0.90
60	1	100,000.00	0.02
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
347 - 348	2	441,600.00	0.07
349 - 360	1,730	608,317,867.73	99.93
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
1	11	8,171,810.71	1.34
6	272	57,540,691.02	9.45
12	1,449	543,046,966.00	89.21
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
60	1,580	527,121,577.06	86.59
84	144	79,140,264.44	13.00
120	8	2,497,626.23	0.41
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Next Rate Reset (months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
47 - 48	2	441,600.00	0.07
49 - 51	134	25,495,526.78	4.19
52 - 54	195	38,987,133.92	6.40
55 - 57	404	91,385,850.51	15.01
58 - 60	845	370,811,465.85	60.91
73 - 75	5	5,382,500.00	0.88
79 - 81	20	9,273,829.41	1.52
82 - 84	119	64,483,935.03	10.59
109 - 111	1	254,117.42	0.04
112 - 114	1	260,000.00	0.04
115 - 117	4	1,225,508.81	0.20
118 - 118	2	758,000.00	0.12
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Cut-off Date	the Cut-off Date
04/01/08 - 04/30/08	1	272,000.00	0.04
05/01/08 - 05/31/08	1	169,600.00	0.03
06/01/08 - 06/30/08	7	1,706,484.57	0.28
07/01/08 - 07/31/08	26	5,603,804.29	0.92
08/01/08 - 08/31/08	101	18,185,237.92	2.99
09/01/08 - 09/30/08	28	5,153,652.75	0.85
10/01/08 - 10/31/08	20	4,418,483.39	0.73
11/01/08 - 11/30/08	147	29,414,997.78	4.83
12/01/08 - 12/31/08	80	15,250,221.79	2.51
01/01/09 - 01/31/09	232	53,069,214.41	8.72
02/01/09 - 02/28/09	92	23,066,414.31	3.79
03/01/09 - 03/31/09	231	68,054,432.80	11.18
04/01/09 - 04/30/09	416	197,972,046.73	32.52
05/01/09 - 05/31/09	198	104,784,986.32	17.21
07/01/10 - 07/31/10	4	4,982,500.00	0.82
08/01/10 - 08/31/10	1	400,000.00	0.07
12/01/10 - 12/31/10	2	334,556.42	0.05
01/01/11 - 01/31/11	12	4,669,036.03	0.77
02/01/11 - 02/28/11	6	4,270,236.96	0.70
03/01/11 - 03/31/11	15	5,916,288.11	0.97
04/01/11 - 04/30/11	71	42,399,278.92	6.96
05/01/11 - 05/31/11	33	16,168,368.00	2.66
08/01/13 - 08/31/13	1	254,117.42	0.04
10/01/13 - 10/31/13	1	260,000.00	0.04
12/01/13 - 12/31/13	3	827,108.81	0.14
02/01/14 - 02/28/14	1	398,400.00	0.07
03/01/14 - 03/31/14	2	758,000.00	0.12
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
11.76 - 50.00	65	32,296,733.25	5.31
50.01 - 55.00	33	15,462,067.74	2.54
55.01 - 60.00	48	25,318,630.43	4.16
60.01 - 65.00	79	40,546,602.40	6.66
65.01 - 70.00	107	53,253,529.12	8.75
70.01 - 75.00	169	73,598,368.11	12.09
75.01 - 80.00	1,157	350,201,105.00	57.53
80.01 - 85.00	11	2,690,717.58	0.44
85.01 - 90.00	30	7,635,449.96	1.25
90.01 - 95.00	33	7,756,264.14	1.27
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Fico Score:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Not Available	1	199,774.84	0.03
550 - 620	1	224,000.00	0.04
621 - 640	35	14,352,551.18	2.36
641 - 660	81	27,184,876.05	4.47
661 - 680	179	57,968,814.82	9.52
681 - 700	276	83,026,962.56	13.64
701 - 720	268	91,224,788.03	14.99
721 - 740	274	90,010,969.89	14.79
741 - 760	270	103,089,943.51	16.93
761 - 780	214	83,655,439.54	13.74
781 - 800	112	49,887,864.98	8.20
801 - 820	20	7,533,482.33	1.24
821 - 828	1	400,000.00	0.07
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
0	652	213,483,863.39	35.07
36	1	467,910.00	0.08
60	789	293,353,170.39	48.19
84	84	52,798,294.05	8.67
120	206	48,656,229.90	7.99
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Purchase	1,106	353,925,529.68	58.14
Rate/Term Refinance	350	154,111,010.73	25.32
Cash Out Refinance	276	100,722,927.32	16.55
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Princi pal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Primary	1,572	558,391,915.45	91.73
Non-owner	105	25,368,689.36	4.17
Second Home	55	24,998,862.92	4.11
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Full Documentation	620	195,872,810.14	32.18
Preferred Documentation	238	123,172,922.97	20.23
Stated Documentation	362	93,723,503.25	15.40
Reduced Documentation	193	89,939,582.94	14.77
Alternative Documentation	111	49,369,518.56	8.11
No Documentation	91	17,969,432.75	2.95
No Income Verification	39	16,263,373.54	2.67
No Ratio	51	11,382,850.05	1.87
Streamline Documentation	27	11,065,473.53	1.82
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Princi pal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Single Family	1,056	380,990,470.80	62.58
Planned Unit Development	411	141,278,438.51	23.21
Condominium	201	61,521,334.30	10.11
Two-to-Four Family	57	20,144,649.30	3.31
Cooperative	6	4,726,274.84	0.78
Townhouse	1	98,299.98	0.02
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay:	Mortgage Loans	the Cut-off Date	the Cut-off Date
No Prepayment Penalty	1,694	593,495,085.60	97.49
Has Prepayment Penalty	38	15,264,382.13	2.51
Total	1,732	608,759,467.73	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Cut-off Date	the Cut-off Date
California	908	365,312,944.88	60.01
Washington	81	21,469,934.74	3.53
New York	30	20,215,064.98	3.32
Nevada	64	18,366,368.93	3.02
All Others (39) + DC	649	183,395,154.20	30.13
Total	1,732	608,759,467.73	100.00

	Group I Collateral-Mortgage Loans
	As of Cut-off Date
TOTAL CURRENT BALANCE:	$172,708,453
TOTAL ORIGINAL BALANCE:	$173,026,853
NUMBER OF LOANS:	871

			Minimum		Maximum
AVG CURRENT BALANCE:	$198,287.55		$41,839.34		$500,000.00
AVG ORIGINAL AMOUNT:	$198,653.10		$42,000.00		$500,000.00

WAVG GROSS COUPON:	5.521%		3.250%		7.500%

WAVG GROSS MARGIN:	2.288%		1.875%		3.875%
WAVG MAX INT RATE:	10.715%		8.000%		15.375%
WAVG MIN INT RATE:	2.289%		1.875%		4.000%
WAVG PERIODIC RATE CAP:	1.905%		1.000%		5.000%
WAVG FIRST RATE CAP:	4.231%		2.000%		6.000%

WAVG ORIGINAL LTV:	77.93%		15.87%		95.00%

WAVG FICO SCORE:	719		614		814

WAVG ORIGINAL TERM:	360	months	360	months	360	months
WAVG REMAINING TERM:	355	months	347	months	360	months
WAVG SEASONING:	5	months	0	months	13	months

WAVG NEXT RATE RESET:	55	months	47	months	60	months
WAVG RATE ADJ FREQ:	11	months	6	months	12	months
WAVG FIRST RATE ADJ FREQ:	60	months	60	months	60	months

WAVG PREPAY TERM:	30	months	12	months	36	months
WAVG IO TERM:	76	months	60	months	120	months

TOP STATE CONC (BY BALANCE):	50.29 % California, 8.24 % Arizona, 7.13 % Oregon
PREPAY PENALTY CONC (BY BALANCE):	97.38 % No Prepayment Penalty, 2.62 % Has Prepayment Penalty
INTEREST ONLY CONC (BY BALANCE):	62.51 % IO, 37.49 % Not IO
MAX ZIP CODE CONC (BY BALAN CE):	1.68% 95687

NOTE DATE:		May 01, 2003			Apr 05, 2004
FIRST PAY DATE:		May 01, 2003			Jun 01, 2004
RATE CHG DATE:		Apr 01, 2008			May 01, 2009
MATURE DATE:		Apr 01, 2033			May 01, 2034

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
Product:		Mortgage Loans	the Cut-off Date	the Cut-off Date
5/1 YR LIBOR IO		351	77,138,129.12	44.66
5/1 YR LIBOR		295	55,026,694.39	31.86
5/25 6 MO LIBOR IO		175	30,822,841.52	17.85
5/25 6 MO LIBOR		50	9,720,787.81	5.63
Total		871	172,708,452.84	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
Index:		Mortgage Loans	the Cut-off Date	the Cut-off Date
1 YR LIBOR		646	132,164,823.51	76.52
6 MO LIBOR		225	40,543,629.33	23.48
Total		871	172,708,452.84	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Numbe r of	Outstanding as of	Outstanding as of
Current Balance ($):		Mortgage Loans	the Cut-off Date	the Cut-off Date
41,839.34 -	100,000.00	65	5,487,722.51	3.18
100,000.01 -	150,000.00	211	26,583,993.02	15.39
150,000.01 -	200,000.00	188	32,985,686.46	19.10
200,000.01 -	250,000.00	178	40,171,504.11	23.26
250,000.01 -	300,000.00	136	37,351,921.07	21.63
300,000.01 -	350,000.00	87	27,704,035.12	16.04
350,000.01 -	400,000.00	4	1,509,995.63	0.87
400,000.01 -	450,000.00	1	413,594.92	0.24
450,000.01 -	500,000.00	1	500,000.00	0.29
Total		871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
3.250 - 3.500	1	220,000.00	0.13
3.501 - 4.000	1	149,213.00	0.09
4.001 - 4.500	35	7,097,805.71	4.11
4.501 - 5.000	147	30,271,000.70	17.53
5.001 - 5.500	236	44,713,050.29	25.89
5.501 - 6.000	331	66,283,829.04	38.38
6.001 - 6.500	108	21,578,749.06	12.49
6.501 - 7.000	10	2,014,805.04	1.17
7.001 - 7.500	2	380,000.00	0.22
Total	871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
1.875 - 2.000	1	280,940.00	0.16
2.001 - 2.500	827	163,372,347.04	94.59
2.501 - 3.000	31	6,844,761.43	3.96
3.001 - 3.500	7	1,155,960.00	0.67
3.501 - 3.875	5	1,054,444.37	0.61
Total	871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
8.000 - 8.000	1	220,000.00	0.13
8.501 - 9.000	1	149,213.00	0.09
9.001 - 9.500	13	2,787,099.36	1.61
9.501 - 10.000	106	21,448,664.79	12.42
10.001 - 10.500	217	41,091,272.47	23.79
10.501 - 11.000	353	71,618,634.99	41.47
11.001 - 11.500	135	26,431,570.57	15.30
11.501 - 12.000	26	4,967,136.68	2.88
12.001 - 12.500	4	900,611.24	0.52
12.501 - 13.000	3	625,598.32	0.36
13.001 - 15.375	12	2,468,651.42	1.43
Total	871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
1.875 - 2.000	1	280,940.00	0.16
2.001 - 2.500	827	163,372,347.04	94.59
2.501 - 3.000	30	6,695,548.43	3.88
3.001 - 3.500	7	1,155,960.00	0.67
3.501 - 4.000	6	1,203,657.37	0.70
Total	871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
1.000 - 1.000	112	18,159,772.18	10.51
1.501 - 2.000	757	153,964,680.66	89.15
4.501 - 5.000	2	584,000.00	0.34
Total	871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Princi pal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
2.000 - 2.000	247	49,586,625.12	28.71
4.501 - 5.000	541	107,229,257.84	62.09
5.501 - 6.000	83	15,892,569.88	9.20
Total	871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
360	871	172,708,452.84	100.00
Total	871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
0	850	168,179,755.02	97.38
12	6	1,202,950.00	0.70
36	15	3,325,747.82	1.93
Total	871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
347 - 348	2	441,600.00	0.26
349 - 360	869	172,266,852.84	99.74
Total	871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
6	225	40,543,629.33	23.48
12	646	132,164,823.51	76.52
Total	871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
60	871	172,708,452.84	100.00
Total	871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Next Rate Reset (months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
47 - 48	2	441,600.00	0.26
49 - 51	133	25,081,278.01	14.52
52 - 54	189	36,095,177.61	20.90
55 - 57	354	70,601,190.53	40.88
58 - 60	193	40,489,206.69	23.44
Total	871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Cut-off Date	the Cut-off Date
04/01/08 - 04/30/08	1	272,000.00	0.16
05/01/08 - 05/31/08	1	169,600.00	0.10
06/01/08 - 06/30/08	7	1,706,484.57	0.99
07/01/08 - 07/31/08	25	5,189,555.52	3.00
08/01/08 - 08/31/08	101	18,185,237.92	10.53
09/01/08 - 09/30/08	26	4,232,173.18	2.45
10/01/08 - 10/31/08	17	3,248,006.65	1.88
11/01/08 - 11/30/08	146	28,614,997.78	16.57
12/01/08 - 12/31/08	79	14,763,021.79	8.55
01/01/09 - 01/31/09	201	39,990,175.77	23.15
02/01/09 - 02/28/09	74	15,847,992.97	9.18
03/01/09 - 03/31/09	158	32,513,454.90	18.83
04/01/09 - 04/30/09	22	4,530,501.79	2.62
05/01/09 - 05/31/09	13	3,445,250.00	1.99
Total	871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
15.87 - 50.00	23	4,480,206.45	2.59
50.01 - 55.00	5	665,663.99	0.39
55.01 - 60.00	13	2,435,849.39	1.41
60.01 - 65.00	27	5,037,210.09	2.92
65.01 - 70.00	22	4,719,801.87	2.73
70.01 - 75.00	42	8,815,589.44	5.10
75.01 - 80.00	688	137,210,827.34	79.45
80.01 - 85.00	7	1,508,336.41	0.87
85.01 - 90.00	18	2,926,616.81	1.69
90.01 - 95.00	26	4,908,351.05	2.84
Total	871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Fico Score:	Mortgage Loans	the Cut-off Date	the Cut-off Date
614 - 620	1	224,000.00	0.13
621 - 640	5	1,004,927.08	0.58
641 - 660	43	8,130,726.00	4.71
661 - 680	103	20,561,141.11	11.91
681 - 700	180	34,832,597.96	20.17
701 - 720	134	27,017,172.31	15.64
721 - 740	138	26,376,305.56	15.27
741 - 760	123	24,664,032.95	14.28
761 - 780	88	18,644,504.06	10.80
781 - 800	47	9,148,239.84	5.30
801 - 814	9	2,104,805.97	1.22
Total	871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
0	345	64,747,482.20	37.49
60	365	79,460,314.96	46.01
120	161	28,500,655.68	16.50
Total	871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Purchase	632	124,715,369.56	72.21
Cash Out Refinance	141	28,811,609.14	16.68
Rate/Term Refinance	98	19,181,474.14	11.11
Total	871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Primary	768	152,791,809.86	88.47
Non-owner	83	16,424,552.25	9.51
Second Home	20	3,492,090.73	2.02
Total	871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Full Documentation	390	73,751,161.84	42.70
Stated Documentation	283	58,398,845.24	33.81
No Documentation	83	15,323,907.78	8.87
Reduced Documentation	41	10,463,363.38	6.06
No Ratio	46	8,988,061.95	5.20
No Income Verification	12	3,094,074.89	1.79
Alternative Documentation	10	1,529,886.14	0.89
Streamline Documentation	6	1,159,151.62	0.67
Total	871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Single Family	532	108,096,795.84	62.59
Planned Unit Development	182	33,200,743.99	19.22
Condominium	118	22,628,543.84	13.10
Two-to-Four Family	37	8,547,569.19	4.95
Cooperative	1	136,500.00	0.08
Townhouse	1	98,299.98	0.06
Total	871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay:	Mortgage Loans	the Cut-off Date	the Cut-off Date
No Prepayment Penalty	850	168,179,755.02	97.38
Has Prepayment Penalty	21	4,528,697.82	2.62
Total	871	172,708,452.84	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Cut-off Date	the Cut-off Date
California	361	86,851,831.10	50.29
Arizona	95	14,223,847.04	8.24
Oregon	78	12,322,068.66	7.13
Washington	62	11,193,393.55	6.48
Georgia	73	11,139,133.78	6.45
Nevada	42	8,145,945.91	4.72
South Carolina	33	6,086,187.19	3.52
All Others (29) + DC	127	22,746,045.61	13.17
Total	871	172,708,452.84	100.00

	Group II Collateral-Mortgage Loans
	As of Cut-off Date
TOTAL CURRENT BALANCE:	$354,413,124
TOTAL ORIGINAL BALANCE:	$354,592,006
NUMBER OF LOANS:	709

			Minimum		Maximum
AVG CURRENT BALANCE:	$499,877.47		$100,000.00		$2,000,000.00
AVG ORIGINAL AMOUNT:	$500,129.77		$100,000.00		$2,000,000.00

WAVG GROSS COUPON:	4.768%		3.125%		7.125%

WAVG GROSS MARGIN:	2.315%		2.250%		3.625%
WAVG MAX INT RATE:	9.811%		8.130%		13.750%
WAVG MIN INT RATE:	2.318%		2.250%		3.625%
WAVG PERIODIC RATE CAP:	2.055%		1.000%		5.000%
WAVG FIRST RATE CAP:	4.923%		2.000%		6.000%

WAVG ORIGINAL LTV:	72.50%		14.49%		95.00%

WAVG FICO SCORE:	724		621		807

WAVG ORIGINAL TERM:	360	months	360	months	360	months
WAVG REMAINING TERM:	359	months	350	months	360	months
WAVG SEASONING:	1	months	0	months	10	months

WAVG NEXT RATE RESET:	59	months	50	months	60	months
WAVG RATE ADJ FREQ:	12	months	6	months	12	months
WAVG FIRST RATE ADJ FREQ:	60	months	60	months	60	months

WAVG PREPAY TERM:	16	months	12	months	60	months
WAVG IO TERM:	64	months	60	months	120	months

TOP STATE CONC (BY BALANCE):	67.44 % California, 3.36%		Illinois, 3.32%	Florida
PREPAY PENALTY CONC (BY BALANCE):	97.10 % No Prepayment Penalty, 2.90 % Has Prepayment Penalty
INTEREST ONLY CONC (BY BALANCE):	64.91 % IO, 35.09 % Not IO
MAX ZIP CODE CONC (BY BALANCE):	1.10% 90210

NOTE DATE:			Apr 26, 2003		Apr 16, 2004
FIRST PAY DATE:			Aug 01, 2003		Jun 01, 2004
RATE CHG DATE:			Jul 01, 2008		May 01, 2009
MATURE DATE:			Jul 01, 2033		May 01, 2034

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
Product:		Mortgage Loans	the Cutoff Date	the Cutoff Date
5/1 YR LIBOR IO		428	219,337,620.61	61.89
5/1 YR LIBOR		244	119,559,647.21	33.73
5/25 6 MO LIBOR IO		24	10,047,659.22	2.84
5/25 6 MO LIBOR		10	4,083,422.45	1.15
5/1 YR CMT		2	708,274.73	0.20
5/1 YR CMT IO		1	676,500.00	0.19
Total		709	354,413,124.22	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
Index:		Mortgage Loans	the Cutoff Date	the Cutoff Date
1 YR LIBOR		672	338,897,267.82	95.62
6 MO LIBOR		34	14,131,081.67	3.99
1 YR CMT		3	1,384,774.73	0.39
Total		709	354,413,124.22	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
Current Balance ($):		Mortgage Loans	the Cutoff Date	the Cutoff Date
100,000.00 -	100,000.00	1	100,000.00	0.03
100,000.01 -	150,000.00	1	112,037.49	0.03
150,000.01 -	200,000.00	1	156,000.00	0.04
200,000.01 -	250,000.00	1	247,499.31	0.07
300,000.01 -	350,000.00	61	20,826,319.55	5.88
350,000.01 -	400,000.00	198	74,739,134.53	21.09
400,000.01 -	450,000.00	110	47,146,231.17	13.30
450,000.01 -	500,000.00	104	49,590,905.72	13.99
500,000.01 -	550,000.00	57	29,920,688.06	8.44
550,000.01 -	600,000.00	50	28,977,079.15	8.18
600,000.01 -	650,000.00	51	32,530,788.91	9.18
650,000.01 -	700,000.00	11	7,474,054.04	2.11
700,000.01 -	800,000.00	17	12,641,997.68	3.57
800,000.01 -	900,000.00	11	9,370,217.49	2.64
900,000.01 - 1,000,000.00		21	20,402,241.46	5.76
1,000,000.01 - 1,250,000.00		3	3,455,700.00	0.98
1,250,000.01 - 1,500,000.00		8	11,132,229.66	3.14
1,500,000.01 - 1,750,000.00		1	1,670,000.00	0.47
1,750,000.01 - 2,000,000.00		2	3,920,000.00	1.11
Total		709	354,413,124.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
3.125 - 3.500	4	2,102,740.97	0.59
3.501 - 4.000	22	11,734,513.32	3.31
4.001 - 4.500	231	120,147,961.69	33.90
4.501 - 5.000	309	150,539,355.59	42.48
5.001 - 5.500	92	44,030,270.98	12.42
5.501 - 6.000	36	18,166,762.11	5.13
6.001 - 6.500	12	5,652,153.56	1.59
6.501 - 7.000	2	759,366.00	0.21
7.001 - 7.125	1	1,280,000.00	0.36
Total	709	354,413,124.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.250 - 2.500	625	317,207,508.25	89.50
2.501 - 3.000	78	34,765,970.36	9.81
3.001 - 3.500	4	1,540,895.61	0.43
3.501 - 3.625	2	898,750.00	0.25
Total	709	354,413,124.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
8.130 - 8.500	3	1,754,740.97	0.50
8.501 - 9.000	35	18,002,330.32	5.08
9.001 - 9.500	211	110,458,844.69	31.17
9.501 - 10.000	303	148,652,919.91	41.94
10.001 - 10.500	83	40,764,902.29	11.50
10.501 - 11.000	42	20,285,537.31	5.72
11.001 - 11.500	21	9,056,015.25	2.56
11.501 - 12.000	5	2,136,396.87	0.60
12.001 - 12.500	4	2,511,907.00	0.71
12.501 - 13.000	1	350,000.00	0.10
13.001 - 13.750	1	439,529.61	0.12
Total	709	354,413,124.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.250 - 2.500	620	314,683,447.08	88.79
2.501 - 3.000	83	37,290,031.53	10.52
3.001 - 3.500	4	1,540,895.61	0.43
3.501 - 3.625	2	898,750.00	0.25
Total	709	354,413,124.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
None	1	536,000.00	0.15
0.501 - 1.000	3	1,580,639.43	0.45
1.501 - 2.000	697	345,302,109.79	97.43
4.501 - 5.000	8	6,994,375.00	1.97
Total	709	354,413,124.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
2.000 - 2.000	24	10,241,055.99	2.89
4.501 - 5.000	675	340,567,803.71	96.09
5.501 - 6.000	10	3,604,264.52	1.02
Total	709	354,413,124.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
360	709	354,413,124.22	100.00
Total	709	354,413,124.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	693	344,145,349.91	97.10
12	11	8,503,875.00	2.40
36	4	1,663,899.31	0.47
60	1	100,000.00	0.03
Total	709	354,413,124.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
350 - 360	709	354,413,124.22	100.00
Total	709	354,413,124.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
6	34	14,131,081.67	3.99
12	675	340,282,042.55	96.01
Total	709	354,413,124.22	100.00

			% of Aggregate
		Princi pal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
60	709	354,413,124.22	100.00
Total	709	354,413,124.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Next Rate Reset (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
50 - 51	1	414,248.77	0.12
52 - 54	6	2,891,956.31	0.82
55 - 57	50	20,784,659.98	5.86
58 - 60	652	330,322,259.16	93.20
Total	709	354,413,124.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Cutoff Date	the Cutoff Date
07/01/08 - 07/31/08	1	414,248.77	0.12
09/01/08 - 09/30/08	2	921,479.57	0.26
10/01/08 - 10/31/08	3	1,170,476.74	0.33
11/01/08 - 11/30/08	1	800,000.00	0.23
12/01/08 - 12/31/08	1	487,200.00	0.14
01/01/09 - 01/31/09	31	13,079,038.64	3.69
02/01/09 - 02/28/09	18	7,218,421.34	2.04
03/01/09 - 03/31/09	73	35,540,977.90	10.03
04/01/09 - 04/30/09	394	193,441,544.94	54.58
05/01/09 - 05/31/09	185	101,339,736.32	28.59
Total	709	354,413,124.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Cutoff Date	the Cutoff Date
14.49 - 50.00	31	18,962,742.02	5.35
50.01 - 55.00	24	12,167,598.08	3.43
55.01 - 60.00	23	13,715,078.74	3.87
60.01 - 65.00	45	29,259,392.31	8.26
65.01 - 70.00	70	37,789,731.95	10.66
70.01 - 75.00	103	53,717,539.03	15.16
75.01 - 80.00	394	181,132,332.77	51.11
80.01 - 85.00	2	964,150.00	0.27
85.01 - 90.00	10	3,856,646.23	1.09
90.01 - 95.00	7	2,847,913.09	0.80
Total	709	354,413,124.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Fico Score:	Mortgage Loans	the Cutoff Date	the Cutoff Date
621 - 640	28	12,600,124.11	3.56
641 - 660	36	18,334,509.45	5.17
661 - 680	69	34,881,356.82	9.84
681 - 700	74	37,799,001.35	10.67
701 - 720	106	51,655,865.53	14.58
721 - 740	118	54,886,640.62	15.49
741 - 760	118	62,610,009.90	17.67
761 - 780	103	50,489,454.48	14.25
781 - 800	50	27,682,863.60	7.81
801 - 807	7	3,473,298.36	0.98
Total	709	354,413,124.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (months):	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	256	124,351,344.39	35.09
60	424	213,892,855.43	60.35
120	29	16,168,924.40	4.56
Total	709	354,413,124.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Purchase	396	192,723,435.32	54.38
Rate/Term Refinance	203	106,531,154.00	30.06
Cash Out Refinance	110	55,158,534.90	15.56
Total	709	354,413,124.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	662	330,497,116.76	93.25
Second Home	30	15,976,772.19	4.51
Non-owner	17	7,939,235.27	2.24
Total	709	354,413,124.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Preferred Documentation	197	99,488,976.27	28.07
Full Documentation	166	84,996,705.76	23.98
Reduced Documentation	141	73,892,403.56	20.85
Alternative Documentation	85	39,973,494.50	11.28
Stated Documentation	75	34,358,810.93	9.69
No Income Verification	22	10,806,688.65	3.05
Streamline Documentation	13	6,405,043.60	1.81
No Ratio	5	2,394,788.10	0.68
No Documentation	5	2,096,212.85	0.59
Total	709	354,413,124.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	438	224,917,601.38	63.46
Planned Unit Development	185	87,292,653.48	24.63
Condominium	68	31,489,789.25	8.89
Two-to-Four Family	18	10,713,080.11	3.02
Total	709	354,413,124.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Numbe r of	Outstanding as of	Outstanding as of
Prepay:	Mortgage Loans	the Cutoff Date	the Cutoff Date
No Prepayment Penalty	693	344,145,349.91	97.10
Has Prepayment Penalty	16	10,267,774.31	2.90
Total	709	354,413,124.22	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	475	239,008,215.03	67.44
Illinois	22	11,899,808.81	3.36
Florida	23	11,763,646.47	3.32
All Others (35)	189	91,741,453.91	25.89
Total	709	354,413,124.22	100.00

	Group III Collateral-Mortgage Loans
		As of Cut-off Date
TOTAL CURRENT BALANCE:		$81,637,891
TOTAL ORIGINAL BALANCE:		$81,671,120
NUMBER OF LOANS:		152

				Minimum		Maximum
AVG CURRENT BALANCE:		$537,091.39		$99,381.17		$3,000,000.00
AVG ORIGINAL AMOUNT:		$537,310.00		$99,500.00		$3,000,000.00

WAVG GROSS COUPON:		4.846%		4.125%		7.250%

WAVG GROSS MARGIN:		2.297%		1.950%		3.250%
WAVG MAX INT RATE:		10.246%		9.125%		13.125%
WAVG MIN INT RATE:		2.335%		1.950%		6.625%
WAVG PERIODIC RATE CAP:		2.005%		1.000%		2.600%
WAVG FIRST RATE CAP:		4.849%		1.000%		6.000%

WAVG ORIGINAL LTV:		67.87%		11.76%		90.00%

WAVG FICO SCORE:		742		634		828

WAVG ORIGINAL TERM:		360	months	360	months	360	months
WAVG REMAINING TERM:		358	months	350	months	360	months
WAVG SEASONING:		2	months	0	months	10	months

WAVG NEXT RATE RESET:		83	months	74	months	118	months
WAVG RATE ADJ FREQ:		11	months	1	months	12	months
WAVG FIRST RATE ADJ FREQ:		85	months	84	months	120	months

WAVG PREPAY TERM:		36	months	36	months	36	months
WAVG IO TERM:		86	months	36	months	120	months

TOP STATE CONC (BY BALANCE):		48.33 % California, 14.66%		New York, 4.46 % Massachusetts
PREPAY PENALTY CONC (BY BALANCE):		99.43 % No Prepayment Penalty, 0.57 % Has Prepayment Penalty
INTEREST ONLY CONC (BY BALANCE):		70.13 % IO, 29.87 % Not IO
MAX ZIP CODE CONC (BY BALANC	E) :	4.63% 10023

NOTE DATE:				Jun 03, 2003		Apr 20, 2004
FIRST PAY DATE:				Aug 01, 2003		Jun 01, 2004
RATE CHG DATE:				Jul 01, 2010		Mar 01, 2014
MATURE DATE:				Jul 01, 2033		May 01, 2034

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Product:	Mortgage Loans	the Cut-off Date	the Cut-off Date
7/1 YR LIBOR IO	65	34,430,356.34	42.17
7/1 YR LIBOR	48	22,986,812.37	28.16
7/1 YR CMT IO	9	10,746,127.00	13.16
7/1 MO LIBOR IO	11	8,171,810.71	10.01
10/1 YR LIBOR IO	4	1,416,400.00	1.73
7/23 6 MO LIBOR IO	8	1,406,933.59	1.72
10/6 MO LIBOR IO	4	1,081,226.23	1.32
7/1 YR CMT	2	1,020,404.23	1.25
7/23 6 MO LIBOR	1	377,820.20	0.46
Total	152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Index:	Mortgage Loans	the Cut-off Date	the Cut-off Date
1 YR LIBOR	117	58,833,568.71	72.07
1 YR CMT	11	11,766,531.23	14.41
1 MO LIBOR	11	8,171,810.71	10.01
6 MO LIBOR	13	2,865,980.02	3.51
Total	152	81,637,890.67	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
Current Balance ($):		Mortgage Loans	the Cut-off Date	the Cut-off Date
99,381.17 -	100,000.00	1	99,381.17	0.12
100,000.01 -	150,000.00	6	753,856.42	0.92
150,000.01 -	200,000.00	9	1,616,778.19	1.98
200,000.01 -	250,000.00	5	1,120,269.41	1.37
250,000.01 -	300,000.00	8	2,066,246.83	2.53
300,000.01 -	350,000.00	5	1,725,137.17	2.11
350,000.01 -	400,000.00	32	12,282,771.76	15.05
400,000.01 -	450,000.00	9	3,839,986.04	4.70
450,000.01 -	500,000.00	17	8,109,124.29	9.93
500,000.01 -	550,000.00	11	5,893,864.36	7.22
550,000.01 -	600,000.00	8	4,648,492.21	5.69
600,000.01 -	650,000.00	15	9,408,202.92	11.52
650,000.01 -	700,000.00	1	652,996.10	0.80
700,000.01 -	800,000.00	2	1,510,993.49	1.85
800,000.01 -	900,000.00	7	5,996,495.82	7.35
900,000.01 - 1,000,000.00		7	6,876,294.49	8.42
1,000,000.01 - 1,250,000.00		4	4,302,000.00	5.27
1,250,000.01 - 1,500,000.00		1	1,330,000.00	1.63
1,500,000.01 - 1,750,000.00		1	1,550,000.00	1.90
2,250,000.01 - 2,500,000.00		2	4,855,000.00	5.95
2,750,000.01 - 3,000,000.00		1	3,000,000.00	3.67
Total		152	81,637,890.67	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
Gross Coupon (%):		Mortgage Loans	the Cut-off Date	the Cut-off Date
4.125 - 4.500		41	24,478,018.94	29.98
4.501 - 5.000		67	41,268,859.97	50.55
5.001 - 5.500		19	7,601,885.73	9.31
5.501 - 6.000		17	5,949,320.03	7.29
6.001 - 6.500		6	1,607,896.00	1.97
6.501 - 7.000		1	467,910.00	0.57
7.001 - 7.250		1	264,000.00	0.32
Total		152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Gross Margin (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
1.950 - 2.000	5	2,559,535.87	3.14
2.001 - 2.500	137	73,618,219.81	90.18
2.501 - 3.000	9	4,992,224.99	6.12
3.001 - 3.250	1	467,910.00	0.57
Total	152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Maximum Rate (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
9.125 - 9.500	40	24,078,018.94	29.49
9.501 - 10.000	59	31,998,959.97	39.20
10.001 - 10.500	8	3,477,511.59	4.26
10.501 - 11.000	13	8,654,882.44	10.60
11.001 - 11.500	10	2,733,063.43	3.35
11.501 - 12.000	7	1,409,747.59	1.73
12.001 - 12.500	3	563,896.00	0.69
12.501 - 13.000	11	8,171,810.71	10.01
13.001 - 13.125	1	550,000.00	0.67
Total	152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Minimum Rate (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
1.950 - 2.000	5	2,559,535.87	3.14
2.001 - 2.500	131	71,933,223.81	88.11
2.501 - 3.000	10	5,704,224.99	6.99
3.001 - 3.500	5	972,996.00	1.19
5.001 - 6.625	1	467,910.00	0.57
Total	152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Periodic Rate Cap (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
None	11	8,171,810.71	10.01
0.501 - 1.000	12	2,488,159.82	3.05
1.501 - 2.000	123	64,181,793.14	78.62
2.001 - 2.500	3	6,255,000.00	7.66
2.501 - 2.600	3	541,127.00	0.66
Total	152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Cap (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
None	20	18,917,937.71	23.17
0.501 - 1.000	1	467,910.00	0.57
1.501 - 2.000	10	2,855,036.03	3.50
4.501 - 5.000	116	58,449,134.28	71.60
5.501 - 6.000	5	947,872.65	1.16
Total	152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original Term (months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
360	152	81,637,890.67	100.00
Total	152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay Term (months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
0	151	81,169,980.67	99.43
36	1	467,910.00	0.57
Total	152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Remaining Term (months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
350 - 360	152	81,637,890.67	100.00
Total	152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Adj Freq (months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
1	11	8,171,810.71	10.01
6	13	2,865,980.02	3.51
12	128	70,600,099.94	86.48
Total	152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
First Rate Adj Freq (months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
84	144	79,140,264.44	96.94
120	8	2,497,626.23	3.06
Total	152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Next Rate Reset (months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
74 - 75	5	5,382,500.00	6.59
79 - 81	20	9,273,829.41	11.36
82 - 84	119	64,483,935.03	78.99
109 - 111	1	254,117.42	0.31
112 - 114	1	260,000.00	0.32
115 - 117	4	1,225,508.81	1.50
118 - 118	2	758,000.00	0.93
Total	152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Rate Change Date:	Mortgage Loans	the Cut-off Date	the Cut-off Date
07/01/10 - 07/31/10	4	4,982,500.00	6.10
08/01/10 - 08/31/10	1	400,000.00	0.49
12/01/10 - 12/31/10	2	334,556.42	0.41
01/01/11 - 01/31/11	12	4,669,036.03	5.72
02/01/11 - 02/28/11	6	4,270,236.96	5.23
03/01/11 - 03/31/11	15	5,916,288.11	7.25
04/01/11 - 04/30/11	71	42,399,278.92	51.94
05/01/11 - 05/31/11	33	16,168,368.00	19.80
08/01/13 - 08/31/13	1	254,117.42	0.31
10/01/13 - 10/31/13	1	260,000.00	0.32
12/01/13 - 12/31/13	3	827,108.81	1.01
02/01/14 - 02/28/14	1	398,400.00	0.49
03/01/14 - 03/31/14	2	758,000.00	0.93
Total	152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Original LTV (%):	Mortgage Loans	the Cut-off Date	the Cut-off Date
11.76 - 50.00	11	8,853,784.78	10.85
50.01 - 55.00	4	2,628,805.67	3.22
55.01 - 60.00	12	9,167,702.30	11.23
60.01 - 65.00	7	6,250,000.00	7.66
65.01 - 70.00	15	10,743,995.30	13.16
70.01 - 75.00	24	11,065,239.64	13.55
75.01 - 80.00	75	31,857,944.89	39.02
80.01 - 85.00	2	218,231.17	0.27
85.01 - 90.00	2	852,186.92	1.04
Total	152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Fico Score:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Not Available	1	199,774.84	0.24
621 - 640	2	747,499.99	0.92
641 - 660	2	719,640.60	0.88
661 - 680	7	2,526,316.89	3.09
681 - 700	22	10,395,363.25	12.73
701 - 720	28	12,551,750.19	15.37
721 - 740	18	8,748,023.71	10.72
741 - 760	29	15,815,900.66	19.37
761 - 780	23	14,521,481.00	17.79
781 - 800	15	13,056,761.54	15.99
801 - 820	4	1,955,378.00	2.40
821 - 828	1	400,000.00	0.49
Total	152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Interest Only Term (months):	Mortgage Loans	the Cut-off Date	the Cut-off Date
0	51	24,385,036.80	29.87
36	1	467,910.00	0.57
84	84	52,798,294.05	64.67
120	16	3,986,649.82	4.88
Total	152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Loan Purpose:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Purchase	78	36,486,724.80	44.69
Rate/Term Refinance	49	28,398,382.59	34.79
Cash Out Refinance	25	16,752,783.28	20.52
Total	152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Occupancy:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Primary	142	75,102,988.83	92.00
Second Home	5	5,530,000.00	6.77
Non-owner	5	1,004,901.84	1.23
Total	152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Originator Documentation:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Full Documentation	64	37,124,942.54	45.48
Preferred Documentation	41	23,683,946.70	29.01
Alternative Documentation	16	7,866,137.92	9.64
Reduced Documentation	11	5,583,816.00	6.84
Streamline Documentation	8	3,501,278.31	4.29
No Income Verification	5	2,362,610.00	2.89
Stated Documentation	4	965,847.08	1.18
No Documentation	3	549,312.12	0.67
Total	152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Property Type:	Mortgage Loans	the Cut-off Date	the Cut-off Date
Single Family	86	47,976,073.58	58.77
Planned Unit Development	44	20,785,041.04	25.46
Condominium	15	7,403,001.21	9.07
Cooperative	5	4,589,774.84	5.62
Two-to-Four Family	2	884,000.00	1.08
Total	152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
Prepay:	Mortgage Loans	the Cut-off Date	the Cut-off Date
No Prepayment Penalty	151	81,169,980.67	99.43
Has Prepayment Penalty	1	467,910.00	0.57
Total	152	81,637,890.67	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
State:	Mortgage Loans	the Cut-off Date	the Cut-off Date
California	72	39,452,898.75	48.33
New York	12	11,964,672.06	14.66
Massachusetts	6	3,639,235.33	4.46
Illinois	6	3,188,110.83	3.91
Virginia	6	2,728,001.01	3.34
Colorado	3	2,556,000.00	3.13
All Others (16)	47	18,108,972.69	22.18
Total	152	81,637,890.67	100.00